SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  report)     March  2,  2001
                                                          ---------------

Commission  File  Number          0-12516
                                  -------

Dynamic  Healthcare  Technologies,  Inc.
----------------------------------------
 (Exact  name  of  registrant  as  specified  in  its  charter)

Florida                         0-12516                         59-3389871
-------                         -------                         ----------
 (State  or  other  jurisdiction              (Commission  File  Number)
(IRS  E.I.N.)
  of  Incorporation)

615  Crescent  Executive  Court,  Fifth  Floor Lake  Mary, Florida  32746
-------------------------------------------------------------------------------
(Address  of  principal executive offices)                       (ZIP Code)

(407)  333-5300
---------------
(Registrant's  telephone,  including  area  code)


None
----
(Former  name  of  former  address,  if  changed  from  last  report)

This  report  consists  of  five  (5)  pages.

The  index  to  exhibit  appears  on  page  four  (4)

                                    FORM 8-K
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                  MARCH 2, 2001



Item  1.     Changes  in  Control  of  Registrant

     None.

Item  2.     Acquisition  or  Disposition  of  Assets

     None.

Item  3.     Bankruptcy  or  Receivership

     None.

Item  4.     Changes  in  Registrant's  Certifying  Accounts

     None.

Item  5.     Other  Events

On March 2, 2001, the Company announced receipt of a February 28, 2001 notification from NASDAQ that the Company's common stock was subject to delisting for failure to comply with the minimum bid price requirement, and that the Company had filed an appeal with NASDAQ. The Company also reported the engagement of SG Cowen Securities Corporation as a strategic corporate advisor.

Item  6.     Resignations  of  Registrant's  Directors

     None.

Item  7.     Financial  Statements  and  Exhibits

     (a)     Financial  Statements  of  Business  Acquired.

          None.

     (b)     ProForma  Financial  Information.

          None.

     (c)     Exhibits

          99.1    Press  Release  of  the  Company  dated  March  2,  2001.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
                              ----------------------------------------
     (Registrant)





Date:     March  9,  2001                    /S/CHRISTOPHER  ASSIF
       ------------------                    ---------------------
                                             Christopher  Assif
                                             Chief  Executive  Officer



Date:     March  9,  2001                    /S/PAUL  S.  GLOVER
       ------------------                    -------------------
                                             Paul  S.  Glover
                                             Vice  President  of  Finance,
                                             CFO  and  Secretary

                                    FORM 8-K
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                  MARCH 2, 2001

                                INDEX TO EXHIBIT


Description  of  Exhibit:                                            Page Number
-------------------------                                            -----------

99.1    Press Release of the Company dated March 2, 2001                  5

Contact:     Dynamic  Healthcare  Technologies  Inc.
             Christopher  Assif  (investors)
             Chief  Executive  Officer
             cassif@dht.com
             --------------

            Chris  Willard  (media)
            Director,  Marketing
            cwillard@dht.com
            ----------------
            800  832  3020




             DYNAMIC HEALTHCARE TECHNOLOGIES, INC., RECEIVES NASDAQ
            NOTIFICATION AND ANNOUNCES SG COWEN AS FINANCIAL ADVISOR


Lake Mary, Florida - MARCH 2, 2001 - Dynamic Healthcare Technologies, Inc. (Nasdaq: DHTI) today announced receipt of a February 28, 2001 notification from Nasdaq that the Company's common stock no longer meets the minimum bid price requirement set forth in Marketplace Rule 4450(a)(5) and is subject to delisting from the Nasdaq National Market. The Company's common stock has traded below the $1 minimum bid price set by Nasdaq since October. The Company has filed an appeal with NASDAQ. The Company's common stock will continue to trade on the NASDAQ National Market until a decision is rendered by Nasdaq on the appeal.

The Company also announced it has engaged SG Cowen Securities Corporation, a well-respected investment banking firm with a focus on healthcare and technology, as its advisor to help the Company's new leadership team execute its strategic plan.

Dynamic Healthcare Technologies provides clinical and diagnostic workflow solutions and a suite of Internet-based clinical connectivity and application service provider capabilities for pathology, laboratory and radiology services in hospitals, clinics, and ambulatory care settings. The Company's systems are installed in over 650 client locations. The Company is headquartered in the greater Orlando area and has a key product development center located near Boston.

                                       ###

This press release contains forward looking statements that involve a number of risks and uncertainties, including, but not limited to, certain areas beyond the Company's control with respect to future business events and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

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